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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 November 3, 2003
                Date of Report (Date of Earliest Event Reported)

                          Commission file number 1-4171

                                 KELLOGG COMPANY
             (Exact Name of Registrant as Specified in its Charter)

 State of Incorporation - Delaware IRS Employer Identification No. 38-0710690


                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
          (Address of principal executive offices) (including zip code)

                   Registrant's telephone number: 269-961-2000



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Item 12. Results of Operations and Financial Condition

The information furnished pursuant to this Item is also being furnished under Item 9 of this Current Report "Regulation FD Disclosure."

The information in this Current Report, including the attached Exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 3, 2003, Kellogg Company issued a press release announcing financial results for the quarter ended September 27, 2003, a copy of which is attached as
Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Kellogg Company
                                  (Registrant)



Dated: November 3, 2003            By    s/John A. Bryant
                                   -------------------------------------------
                                 John A. Bryant
                                 Executive Vice President and
                                 Chief Financial Officer

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Table of Contents


                                       EXHIBIT INDEX

Exhibit No.

    99.1         Press release dated November 3, 2003 issued by Kellogg Company.